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                                                         SEC File No. 333-61831
                         Filed Pursuant to Rule 497(h)

                             PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED JULY 1, 2003)

                             ING PRIME RATE TRUST

                    7,481.412 SHARES OF BENEFICIAL INTEREST

                             --------------------

     During the period of August 18, 2003 through August 19, 2003, ING Prime Rate Trust (the "Trust") sold 7,481.412 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC ("IFD") at a sales price of $7.405 per share.

     Gross Proceeds..............................................  $  55,399.85
     Commission to IFD...........................................  $       0.00
     Net Proceeds to Trust.......................................  $  55,399.85

     On August 15, 2003, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $7.53.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             --------------------

          The Date of this Prospectus Supplement is August 22, 2003.